UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-04750

Fenimore Asset Management Trust
(Exact name of registrant as specified in charter)

384 North Grand Street, P.O. Box 399 Cobleskill, New York	12043
(Address of principal executive offices)	(Zip code)

Thomas O. Putnam

Fenimore Asset Management Trust 384 North Grand Street, P.O. Box 399 Cobleskill, New York, 12043
(Name and address of agent for service)

Registrant's telephone number, including area code:	518-234-7400

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

FAM FUNDS

Managed by
FENIMORE ASSET MANAGEMENT

SEMI-ANNUAL REPORT
June 30, 2022

VALUE FUND

Investor Share Class and Institutional Share Class

DIVIDEND FOCUS FUND

Investor Share Class

SMALL CAP FUND

Investor Share Class and Institutional Share Class

TABLE OF CONTENTS

FAM VALUE FUND
Letter to Shareholders	1
Portfolio Data	7
Schedule of Investments	8
FAM DIVIDEND FOCUS FUND
Letter to Shareholders	10
Portfolio Data	15
Schedule of Investments	16
FAM SMALL CAP FUND
Letter to Shareholders	18
Portfolio Data	25
Schedule of Investments	26
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Notes to Financial Statements	33
Expense Data	46
Supplemental Information	48
Privacy Policy	49

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

FAM VALUE FUND

June 30, 2022

Dear Fellow Value Fund Shareholder,

In our December 31, 2021, Annual Letter, we highlighted the risk of sustained inflation on the U.S. economy and equity markets while repeating the caveat “nobody knows” what’s going to happen. Six months later, those risks are being realized in an economic slowdown and a “bear market” in U.S. stocks.

At the end of 2021, inflation was running high due to supply chain constraints, COVID lockdowns in China, and the residual effects of fiscal and monetary stimulus. At that time, it was widely anticipated that the Federal Reserve (“the Fed”) would begin a slow and measured effort to combat inflation with higher rates and a smaller balance sheet throughout 2022. However, the Fed’s timeline was shortened dramatically with Russia’s invasion of Ukraine on February 24, which, among its many terrible consequences, caused a rapid increase in the price of oil, grains, and other commodities and helped send inflation in the U.S. to a 40-year high.

With a new sense of urgency to reduce inflation, the Fed raised the federal funds target rate aggressively in the first half of this year — including the largest increase (75 basis points) since 19941 — and signaled a continued hawkish stance. With rising rates and prices making goods and services less affordable, certain measures of consumer confidence have dropped to decade lows. Understandably, activity levels have slowed in areas including housing, auto, and many categories of retail.

As a result of these factors, we’ve seen a rerating of asset prices, first from the impact of higher interest rates and second from the market’s reaction to a potential recession. The areas that have been hit hardest from this rerating include many of what we would consider the more speculative areas of the market — including meme stocks, SPACs, and alternative investments such as cryptocurrencies and non-fungible tokens (NFTs).

As we’ve written in the past, we avoided what we viewed as speculative bubbles and egregiously valued moon shots and stuck to what we do best (and what’s worked for the 35 years since the FAM Value Fund was established): invest in understandable, good businesses with a competitive advantage, a strong financial position, and astute leaders, while demanding a purchase price that is below what we think the stock is worth.

Although these firms have declined in value as well, we remain confident in their long- term prospects. We couldn’t be more pleased with the quality and financial condition of the companies that we own.

Helped by our focus on quality businesses at reasonable prices, the FAM Value Fund Investor Shares (FAMVX) outperformed its benchmark in this challenging market environment, down (20.69)% versus the Russell Midcap Index down (21.57)% for the six months ended June 30, 2022.2

Portfolio Activity

In our 2021 year-end letter, we categorized our trading activity as “quiet … as valuations continued to rise and volatility remained very low.” The opposite is true for the first half of 2022. Valuations have declined, while volatility has picked up. And because we view volatility as an opportunity, our activity levels have picked up as well. In fact, we have purchased a greater dollar amount of securities in the first half of 2022 than we did throughout the entirety of 2021.

[1]	bls.gov as of 6/3/2022

[2]	FactSet as of 6/30/2022

FAM VALUE FUND

Purchases

We purchased two new securities, Booking Holdings (BKNG) and Burlington Stores (BURL), and added to Amphenol (APH), Analog Devices (ADI), Clarivate (CLVT), Fidelity National Information

Services (FIS), M&T Bank (MTB), Pinnacle Financial Partners (PNFP), SouthState Corporation (SSB), and Zebra Technologies (ZBRA).

Booking Holdings (BKNG) is the world’s largest online travel agent (OTA) offering the greatest supply of accommodation (hotel/vacation rentals) properties globally. As travel continues to rebound to pre-pandemic levels, Booking Holdings is a key beneficiary. With industry-leading profit margins and opportunities to expand the business deeper into a growing menu of categories (e.g., airfares) and geographies (e.g., U.S. expansion), we see a pathway for the company to expand earnings at a healthy pace for years to come. Currently, expectations are being tempered by questions over the health of the consumer and recessionary fears. We used the resulting volatility to add to our initial position at what we estimate are more attractive prices.

Burlington Stores (BURL) is the #3 off-price retailer, following TJ Maxx (not held in the portfolio) and longtime holding Ross Stores (ROST). Increasingly, Burlington Stores is being led by former employees of Ross Stores. As the Ross playbook is further implemented at Burlington, there is an opportunity for faster inventory turns, better capital efficiency, and margin expansion. This plan, if executed, along with greater store growth opportunity, could lead to faster profit growth than their peers on a prospective basis. As 2022 progressed, it became increasingly apparent that execution would be difficult in the near term with product delays leading to understocked shelves and poor sales performance, exacerbated by continued cost headwinds from shipping, supply chain, and labor.

The result was a greater-than-expected decline in near-term earnings power. This — combined with a drastically changing retail landscape, increased inventory levels, and lower consumer confidence — led us to sell our shares in Burlington Stores while retaining our exposure to the off-price retail industry through Ross Stores. This sale freed up capital that we could invest elsewhere in this volatile environment, with the addition of harvesting tax losses for those shareholders with taxable accounts. We remain favorable on the outlook for the off-price retail space longer term and will consider the repurchase of Burlington Stores in the future.

Our addition to Zebra Technologies (ZBRA) follows the sale of half of our position in 2021. We trimmed the position as we felt the stock price continued to move above our estimate of what the business was worth. In 2022, as the stock price fell, we were able to repurchase this position at much more attractive prices in our view. This is a good example of our disciplined process at work.

Sales

To fund our purchases, we used cash on hand and made several trims/sales. We trimmed Berkshire

Hathaway (BRK.A), Brown & Brown (BRO), Clarivate (CLVT), EOG Resources (EOG), IDEX Corporation (IEX), Illinois Tool Works (ITW), and Markel Corporation (MKL).

Our complete sales included Broadridge Financial (BR), Genpact (G), Burlington Stores (BURL), and NVR Inc. (NVR).

Most of these sales were made to free up funds for our previously mentioned purchases. We decided to exit NVR following our successful purchase in June 2020. As the dynamics of the economy changed, particularly the beginning of a sharp move higher in interest rates and therefore mortgage rates, we decided to move on from NVR but believe they remain among the best operators within the homebuilding space.

FAM VALUE FUND

Closing Thoughts

We know that bear markets and their attendant volatility can be (extremely) unpleasant, so we’d like to offer a few words of encouragement. First, prospective returns from these current levels are likely to improve. The combination of lower valuations and less aggressive earnings growth forecasts means that many companies are much more reasonably valued and should perform well over the medium to long term. History supports this outlook, as bear markets inevitably turn to bull markets and stocks reach new highs. Secondly, with the right temperament, time horizon, and investment approach, volatility creates opportunities to further enhance returns.

In times like these, many investors panic sell or are driven to liquidate positions due to leverage or other extenuating circumstances without any consideration for the long-term earnings power of the companies they are selling. At Fenimore, our research process helps us build the necessary conviction in our holdings that allows us to use volatility to our advantage and purchase shares of what we believe are great businesses at reduced prices. Our investment research team remains active re-evaluating existing holdings and performing due diligence on new names. This includes communicating with and visiting management teams across the country. If volatility continues, we expect portfolio activity to remain elevated and to improve both the quality and the expected return of our holdings.

Thank you for investing with us in the FAM Value Fund.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2021 TO 6/30/2022

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
EOG Resources, Inc.	3.51%	0.63%
Markel Corporation	5.11%	0.31%
Progressive Corporation (The)	1.74%	0.23%
Dollar General Corporation	2.14%	0.15%
AutoZone, Inc.	2.99%	0.15%

This reflects the FAM Value Fund’s best and worst performers, in descending order, based on individual stock perfor-mance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
Ross Store, Inc.	4.88%	(2.10)%
CDW Corporation	6.41%	(1.53)%
Brookfield Asset Management, Inc. – Class A	5.67%	(1.46)%
Zebra Technologies Corporation – Class A	2.50%	(1.37)%
IDEX Corporation	5.55%	(1.20)%

Past performance does not indicate future results.

John D. Fox, CFA	Drew P. Wilson, CFA	Marc D. Roberts, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

FAM VALUE FUND

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings as of the most recent quarter most recent quarter.

FAM VALUE FUND

TOP 10 HOLDINGS

AS OF 6/30/2022

% OF
FAM VALUE FUND	NET ASSETS
Brown & Brown, Inc.	7.20%
CDW Corporation	6.46%
IDEX Corporation	5.76%
Brookfield Asset Management, Inc. – Class A	5.40%
Markel Corporation	5.12%
Ross Store, Inc.	4.18%
CarMax, Inc.	3.72%
Illinois Tool Works, Inc.	3.60%
AutoZone, Inc.	3.58%
Zebra Technologies Corporation – Class A	3.15%
TOTAL NET ASSETS	$1,360,951,030

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS

AS OF 06/30/2022

						Total Fund
	Since					Operating
	Inception	10 Year	5 Year	3 Year	1 Year	Expenses*
FAM VALUE FUND INVESTOR CLASS (1/2/87)	10.06%	10.52%	7.64%	4.81%	(13.50%)	1.18%*
INSTITUTIONAL CLASS (1/2/17)	10.09%	10.63%	7.84%	5.02%	(13.33%)	0.99%*
RUSSELL MIDCAP INDEX	11.10%	11.29%	7.96%	6.59%	(17.30%)	N/A

The performance data quoted represents past performance.

Important Disclosures:

Performance data quoted above is historical. Past performance is not indicative of future results, current perfor-mance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month-end for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

FAM VALUE FUND

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profit-able or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

*	FAM Value Fund Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.19% for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.00% after fee waivers of (0.12)% for the Institutional Class. When excluding Acquired Funds Fees and Expenses, which are not direct costs paid by the Fund’s shareholders, and fee waivers, the total annual operating expense as reported in the FAM Value Fund’s audited financial statements for the Investor Class is 1.18% and the Institutional Class is 0.99% after a fee waiver of (0.12%) as of December 31, 2021. The Advisor has contractually agreed until May 1, 2023, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.18% and Institutional Shares at 0.99%.

Institutional Class shares became available for sale on January 3, 2017. For performance prior to that date, this table includes the actual performance of the Fund’s Investor Class (and uses the Fund’s Investor Class’ actual expenses), without adjustment. The performance results shown on this and the next page for the periods prior to January 3, 2017, the date of commencement of operations for Institutional Shares, are for the Investor Shares, which are subject to higher fees due to differences in the shareholder administrative services fees and certain other fees paid by each class. Institutional Shares and Investor Shares would have substantially similar performance results because the shares of each class are invested in the same portfolio securities of the Fund. Because of the difference in the level of fees paid by Investor Shares, the returns for the Investor Shares may be lower than the returns of the Institutional Shares.

FAM VALUE FUND — Portfolio Data

June 30, 2022 (Unaudited)

COMPOSITION OF NET ASSETS
Insurance	14.4%
Machinery	12.5%
Specialty Retail	11.5%
Electronic Equipment, Instruments & Components	9.6%
Capital Markets	7.2%
IT Services	5.6%
Banks	4.9%
Semiconductors & Semiconductor Equipment	3.6%
Construction Materials	3.1%
Chemicals	3.1%
Health Care Equipment & Supplies	3.0%
Oil, Gas & Consumable Fuels	3.0%
Diversified Financial Services	2.9%
Trading Companies & Distributors	2.9%
Money Market Funds	2.8%
Multi-Line Retail	2.6%
Electrial Equipment	2.3%
Containers & Packaging	2.2%
Hotels, Restaurants & Leisure	1.5%
Building Products	0.9%
Professional Services	0.5%
Other	(0.1%)

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM VALUE FUND — Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.3%
Banks — 4.9%
M&T Bank Corporation	187,600	$29,901,564
Pinnacle Financial Partners, Inc.	120,500	8,713,355
SouthState Corporation	364,610	28,129,661
		66,744,580
Building Products — 0.9%
Fortune Brands Home & Security, Inc.	200,000	11,976,000
Capital Markets — 7.2%
Brookfield Asset Management, Inc. - Class A	1,653,750	73,542,262
T. Rowe Price Group, Inc.	214,390	24,356,848
		97,899,110
Chemicals — 3.1%
Air Products & Chemicals, Inc.	175,500	42,204,240
Construction Materials — 3.1%
Vulcan Materials Company	297,930	42,335,853
Containers & Packaging — 2.2%
Avery Dennison Corporation	187,000	30,269,690
Diversified Financial Services — 2.9%
Berkshire Hathaway, Inc. - Class A (a)	98	40,077,100
Electrical Equipment — 2.3%
Amphenol Corporation - Class A	475,240	30,595,951
Electronic Equipment, Instruments & Components — 9.6%
CDW Corporation	558,200	87,949,992
Zebra Technologies Corporation - Class A (a)	145,960	42,904,942
		130,854,934
Health Care Equipment & Supplies — 3.0%
Stryker Corporation	208,000	41,377,440
Hotels, Restaurants & Leisure — 1.5%
Booking Holdings, Inc. (a)	11,350	19,851,037
Insurance — 14.4%
Brown & Brown, Inc.	1,679,392	97,975,729
Markel Corporation (a)	53,850	69,641,513
Progressive Corporation (The)	240,000	27,904,800
		195,522,042
IT Services — 5.6%
Black Knight, Inc. (a)	608,611	39,797,073
Fidelity National Information Services, Inc.	402,400	36,888,008
		76,685,081

See Notes to Financial Statements

FAM VALUE FUND — Schedule of Investments Continued

June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.3% (Continued)
Machinery — 12.5%
Graco, Inc.	716,650	$42,576,176
IDEX Corporation	431,530	78,378,794
Illinois Tool Works, Inc.	268,950	49,016,138
		169,971,108
Multi-Line Retail — 2.6%
Dollar General Corporation	146,300	35,907,872
Oil, Gas & Consumable Fuels — 3.0%
EOG Resources, Inc.	366,500	40,476,260
Professional Services — 0.5%
Clarivate plc (a)	492,500	6,826,050
Semiconductors & Semiconductor Equipment — 3.6%
Analog Devices, Inc.	275,460	40,241,952
Microchip Technology, Inc.	160,000	9,292,800
		49,534,752
Specialty Retail — 11.5%
AutoZone, Inc. (a)	22,700	48,785,024
CarMax, Inc. (a)	559,944	50,663,733
Ross Stores, Inc.	810,688	56,934,618
		156,383,375
Trading Companies & Distributors — 2.9%
Fastenal Company	780,900	38,982,528
Total Common Stocks (Cost $538,937,462)		$1,324,475,003

MONEY MARKET FUNDS — 2.8%
Invesco Short-Term Investments Trust - Institutional Class, 1.35% (b) (Cost $37,561,109)	37,561,109	$37,561,109
Total Investments at Value — 100.1% (Cost $576,498,571)		$1,362,036,112
Liabilities in Excess of Other Assets — (0.1%)		(1,085,082)
Net Assets — 100.0%		$1,360,951,030

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of June 30, 2022.

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND

June 30, 2022

Dear Fellow Dividend Focus Fund Shareholder,

When we wrote to you a year ago in the 2021 Semi-Annual Letter, we emphasized that the most important question regarding the future path of the economy and stock market was the magnitude and duration of the inflationary pressures that were building.

In the first half of 2022, a combination of events, most notably the Russia-Ukraine War, pushed inflationary pressures into a worse-than-expected outcome and forced the Federal Reserve (“The Fed”) to raise interest rates more aggressively to fight against it. While these actions can be effective in curbing long-term inflation expectations, they’ve had the negative knock-on effects of lowering stock valuations (the amount an investor is willing to pay for a dollar in earnings) and increasing the probability of an economic recession in America.

It was this monetary policy backdrop that fueled one of the largest first-half declines ever for U.S. equity markets, including a (21.57)% drop in the Russell Midcap Index. Of course, the FAM Dividend Focus Fund (“the Fund”) was not immune to these macroeconomic pressures and declined (21.13)%, slightly better than our Russell Midcap benchmark.1

What’s interesting about this bear market is how much it pre-empted any material slowdown in business activity. In the first half of the year, our investment research team met face-to-face with more than a dozen management teams of our holdings and a common takeaway was how well demand for goods and services had held up despite rising interest rates and waning consumer sentiment.

In fact, 23 of the 27 companies in the Fund are still forecasting positive earnings growth for 2022. This would result in an approximately 13% weighted average earnings growth rate for the portfolio. This means the decline in the Fund’s performance to date has been entirely driven by valuation contraction. The portfolio’s price-to-earnings ratio, a measure of valuation, decreased 31% since the beginning of the year.2 Of course, profit outlooks can still be cut and valuations can continue to compress from here. However, we are confident these downturns provide us with opportunities for better long-term return prospects.

Dividend growth rates for the Fund’s holdings also continue to hold up very well. We believe a sound dividend growth policy is an indicator that the company generates more cash than is needed to run the business and that management is confident in the stability and growth of the operation’s future cash generation.

Since the beginning of the year, 16 of 27 of our holdings have announced dividend increases, with the average increase being 13%. This continues to outpace the rate of inflation. The list includes six companies that, in their most recent quarter, paid dividends that were more than 20% higher than the prior year time period, including: CDW (CDW), Cintas (CTAS), Entegris (ENTG), Microchip Technology (MCHP), Paychex (PAYX), and Pool Corporation (POOL).3

Portfolio Activity

During the first half of 2022, our portfolio turnover ticked up slightly after 18 months of almost no activity. We remain very happy with the composition of the Fund, but looked to take advantage of the recent increase in market volatility to augment positions in some of our existing names while also investing in a new company.

[1]	FactSet as of 6/30/2022

[2]	FactSet as of 6/30/2022

[3]	FactSet as of 6/30/2022

FAM DIVIDEND FOCUS FUND

Purchases

Our four additions during the first half of the year were in label and tag maker Avery Dennison (AVY), business process outsourcer Genpact (G), replacement aircraft parts manufacturer HEICO (HEI.A), and payroll processor Paychex (PAYX).

We initiated a position in Watsco (WSO), a market-leading HVAC distributor primarily in the sunbelt states. This was the Fund’s first new purchase since November 2020. Watsco experienced robust demand over the last two years and we believe they remain well-positioned to benefit from secular tailwinds including higher energy efficiency standards, refrigerant changes, demand for improved indoor air quality, and growing electrification of heating and cooling equipment.

Sales

We also exited two positions. The first was data center Digital Realty (DLR), which we believed would be negatively impacted by rising interest rates and struggles with growing customer concentration among large technology titans — namely Google, Amazon, Facebook, and Microsoft.

The other sale was our small position in Graco (GGG), a maker of industrial spraying equipment. We did not have reservations about GGG as we did DLR, but rather looked to concentrate capital in other names.

We also trimmed our position in First Hawaiian Bank (FHB), a regional bank in Hawaii. Like GGG, we used the proceeds to help fund purchase activity.

Closing Thoughts

As we look to the second half of the year, uncertainty undoubtedly remains high. The magnitude and duration of the inflationary environment and whether the Fed’s policies will force the U.S. economy into a recession remain unknown (and, in our opinion, unanswerable with any certainty).

And while we spend considerable time trying to ensure our companies can navigate these turbulent times, our focus remains on compounding over the long term. We feel confident that our holdings’ long-term prospects are intact and that, on-average, they should continue to deliver profit and dividend growth in excess of inflation.

As always, we are incredibly grateful to all our shareholders and thank you for your continued support.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2021 TO 6/30/2022

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
Hanover Insurance Group, Inc. (The)	3.40%	0.38%
Jack Henry & Associates, Inc.	3.91%	0.34%
Watsco, Inc.	0.32%	(0.08)%
Arthur J. Gallagher & Company	6.74%	(0.05)%
Republic Services, Inc.	3.41%	(0.05)%

This reflects the FAM Dividend Focus Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

FAM DIVIDEND FOCUS FUND

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
Entegris, Inc.	5.15%	(2.04)%
Trane Technologies plc	5.20%	(1.97)%
Microchip Technology, Inc.	5.05%	(1.92)%
Pool Corporation	4.00%	(1.70)%
Ross Stores, Inc.	3.81%	(1.65)%

Past performance does not indicate future results.

Paul C. Hogan, CFA	William W. Preston, CFA
Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings as of the most recent quarter most recent quarter.

**	All investing involves risk including the possible loss of principal. Before investing, carefully read the fund’s prospectus which includes investment objectives, risks, charges, expenses and other information about the fund. Please call us at 800-932-3271 or visit fenimoreasset.com for a prospectus or summary prospectus. Past performance and Morningstar ratings are not an indicator of a fund’s future returns.

Securities offered through Fenimore Securities, Inc. Member FINRA/SIPC, and advisory services offered through Fenimore Asset Management, Inc.

FAM DIVIDEND FOCUS FUND

TOP 10 HOLDINGS

AS OF 6/30/2022

% OF
FAM DIVIDEND FOCUS FUND	NET ASSETS
Arthur J. Gallagher & Company	7.64%
CDW Corporation	6.68%
Trane Technologies plc	5.08%
Air Products & Chemicals, Inc.	4.86%
Microchip Technology, Inc.	4.71%
Genpact Ltd.	4.67%
Entegris, Inc.	4.55%
Stryker Corporation	4.46%
Broadridge Financial Solutions, Inc.	4.44%
Jack Henry & Associates, Inc.	4.40%
TOTAL NET ASSETS	$511,848,959

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS

AS OF 6/30/2022

						Total Fund
	Since					Operating
	Inception	10 Year	5 Year	3 Year	1 Year	Expenses*
FAM DIVIDEND FOCUS FUND (4/1/96)	9.03%	11.59%	9.87%	6.36%	(12.71%)	1.22%*
RUSSELL MIDCAP INDEX	9.90%	11.29%	7.96%	6.59%	(17.30%)	N/A

The performance data quoted represents past performance.

Important Disclosures:

Performance data quoted above is historical. Past performance is not indicative of future results, current perfor-mance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month-end for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

FAM DIVIDEND FOCUS FUND

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profit-able or that any future investments will be profitable or will equal the performance of these investments.

There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

*	FAM Dividend Focus Fund Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.23%. The total operating expense as reported in the FAM Dividend Focus Fund’s audited financial statements as of December 31, 2021 is 1.22%. The Advisor has contractually agreed,until May 1, 2023, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.26%.

FAM DIVIDEND FOCUS FUND — Portfolio Data

June 30, 2022 (Unaudited)

COMPOSITION OF NET ASSETS
IT Services	17.4%
Insurance	11.6%
Semiconductors & Semiconductor Equipment	9.3%
Health Care Equipment & Supplies	6.8%
Electronic Equipment, Instruments & Components	6.7%
Building Products	5.1%
Chemicals	4.8%
Trading Companies & Distributors	4.4%
Containers & Packaging	4.0%
Commercial Support Services	3.9%
Distributors	3.7%
Specialty Retail	3.3%
Money Market Funds	2.9%
Machinery	2.9%
Aerospace & Defense	2.9%
Construction Materials	2.8%
Commercial Services & Supplies	2.4%
Industrial Conglomerates	2.1%
Banks	1.7%
Capital Markets	0.7%
Food Products	0.6%
Other	0.0%(a)

(a)	Percentage rounds to less than 0.1%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM DIVIDEND FOCUS FUND — Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.1%
Aerospace & Defense — 2.9%
HEICO Corporation - Class A	139,305	$14,679,961
Banks — 1.7%
First Hawaiian, Inc.	385,875	8,763,221
Building Products — 5.1%
Trane Technologies plc	200,300	26,012,961
Capital Markets — 0.7%
T. Rowe Price Group, Inc.	32,400	3,680,964
Chemicals — 4.8%
Air Products & Chemicals, Inc.	103,350	24,853,608
Commercial Services & Supplies — 2.4%
Cintas Corporation	33,220	12,408,667
Commercial Support Services — 3.9%
Republic Services, Inc.	152,890	20,008,714
Construction Materials — 2.8%
Vulcan Materials Company	102,830	14,612,143
Containers & Packaging — 4.0%
Avery Dennison Corporation	125,500	20,314,685
Distributors — 3.7%
Pool Corporation	53,900	18,931,297
Electronic Equipment, Instruments & Components — 6.7%
CDW Corporation	217,000	34,190,520
Food Products — 0.6%
McCormick & Company, Inc.	36,700	3,055,275
Health Care Equipment & Supplies — 6.8%
STERIS plc	57,845	11,924,746
Stryker Corporation	114,630	22,803,346
		34,728,092
Industrial Conglomerates — 2.1%
Roper Technologies, Inc.	28,000	11,050,200
Insurance — 11.6%
Arthur J. Gallagher & Company	239,920	39,116,557
Hanover Insurance Group, Inc. (The)	137,200	20,065,500
		59,182,057
IT Services — 17.4%
Broadridge Financial Solutions, Inc.	159,400	22,722,470
Genpact Ltd.	564,600	23,916,456
Jack Henry & Associates, Inc.	125,098	22,520,142
Paychex, Inc.	173,080	19,708,619
		88,867,687
Machinery — 2.9%
IDEX Corporation	81,174	14,743,634

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND — Schedule of Investments Continued

June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.1% (Continued)
Semiconductors & Semiconductor Equipment — 9.3%
Entegris, Inc.	253,000	$23,308,890
Microchip Technology, Inc.	414,920	24,098,554
		47,407,444
Specialty Retail — 3.3%
Ross Stores, Inc.	240,026	16,857,026
Trading Companies & Distributors — 4.4%
Fastenal Company	349,000	17,422,080
Watsco, Inc.	21,720	5,187,170
		22,609,250

Total Common Stocks (Cost $306,829,804)		$496,957,406

MONEY MARKET FUNDS — 2.9%
Invesco Short-Term Investments Trust - Institutional Class, 1.35% (a) (Cost $14,760,171)	14,760,171	$14,760,171
Total Investments at Value — 100.0% (Cost $321,589,975)		$511,717,577
Other Assets in Excess of Liabilities — 0.0% (b)		131,382
Net Assets — 100.0%		$511,848,959

(a)	The rate shown is the 7-day effective yield as of June 30, 2022.

(b)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements

FAM SMALL CAP FUND

June 30, 2022

Dear Fellow Small Cap Fund Shareholder,

During the first half of 2022, the FAM Small Cap Fund Investor Shares (FAMFX) declined (15.66)%. Our primary benchmark index, the Russell 2000, dropped (23.43)% during the same period. Since our inception on March 1, 2012, the Small Cap Fund Investor Shares returned 10.47% versus the Russell 2000’s 8.88%.1

The first half of the year was a rather difficult period with waves of interrelated issues, including: supply chain bottlenecks; labor inflation and shortages; the war in Ukraine; spiking inflation, which includes much needed commodities; higher interest rates; some early signs that higher interest rates are slowing demand in pockets; and concerns that ultimately the higher interest rates will push the economy into a recession.

We too are concerned by these issues and most of our companies are negatively impacted by one or more of them. However, none of the problems appear too severe so far and we remain convinced that our holdings are well positioned to not only weather the storm, but to continue to grow profits very nicely over the long term. It is definitely frustrating to watch our stock prices decline, but we believe, ultimately, “this too shall pass.” Today’s difficulties should be added to the long list of recessions, inflationary periods, wars, panics, pandemics, and more that our great country has pushed through on its way to increased prosperity. It is this long-term growth in prosperity and profits that we believe should drive our stock prices higher.

Focused On Quality/Value Investing

Longtime shareholders have heard us proclaim the advantages of a “quality/value investing” approach for many years, but it is worth repeating during these challenging days.

Our goal is to own companies with competitive advantages that allow them to be more profitable and have a brighter future than the average business. Furthermore, we like them to possess relatively clean balance sheets and generate ample cash profits. They may use debt strategically, but ideally never to excess.

While inflation and/or recessions undoubtedly hurt company profits, a business with high profit margins and in sound financial condition can absorb these problems much easier than one with thin margins and too much debt. This doesn’t mean our holdings can dodge bullets. They are definitely impacted by the broader environment of inflation, higher interest rates, and potentially an economic downturn — but so far we believe all of them can deal with whatever economic situation that may develop.

Ultimately, what will matter is the longer-term growth in earnings. If our holdings can continue to grow by beating their competitors, providing value to customers, and using their capital wisely, then eventually their earnings power should grow and share prices should advance as well.

What We Don’t Do — Speculate

What we do in managing the FAM Small Cap Fund is important, but what we don’t do may be even more critical. We don’t speculate. Not with your hard-earned capital or ours. When other “investors” are routinely buying proverbial lottery tickets and winning, we may look hopelessly dull and crusty. But we believe prudence wins in the end.

Cycles of speculative excess followed by regret reoccur throughout history, so it may not be surprising to find great quotes from long ago that are still relevant:

“I can calculate the movement of the stars, but not the madness of men.”

– Sir Isaac Newton after apparently losing money in the South Sea Bubble, which popped in 1720

[1]	FactSet as of 6/30/2022

FAM SMALL CAP FUND

“Investment is most intelligent when it is most businesslike.”

– Benjamin Graham, Chapter 20 of The Intelligent Investor, first published in 1949

The winter of 2020/2021 may have been the peak of the most recent speculative excesses seen among small-cap stocks. Not participating (or “remaining prudent”) definitely hurt our relative performance at the start, but the unwinding of these excesses was a major factor in our relative outperformance in 2021 and for the first six months of 2022.

Our 2020 Annual Letter included the following paragraph:

“Speculators are always around. History is filled with stories of ‘get-rich-quick schemes’ and speculative bubbles. For whatever reason, speculation seems more common lately. We see excesses in many areas including the excitement over the revolutions in electric vehicles and genomics, the hope the Biden administration will trigger a boom in renewable power, work-from-home “plays,” and a surge in online trading (and usage of leverage and options) by individual investors. Many of these investors seem to be riding high on the excitement of recent gains, but we believe many might ultimately be disappointed.”

Rather than buying a share and hoping that some “greater fool” comes along to pay an even higher price, we continue to focus on the fundamentals of quality investing. We still seek impressive companies that are: both highly profitable today and likely to be so for many years; run by talented and ethical leadership teams; and in solid financial shape. When they occasionally trade at attractive valuations, we try to buy more shares. Our goal is to do this while never getting carried away when greed or fear runs rampant. We think that our fundamental approach should lead to long-term investment success.

Performance Contributors and Detractors

Our five largest contributors to performance in the first half of 2022 were Ollie’s Bargain Outlet Holdings (OLLI), Hostess Brands (TWNK), ExlService Holdings (EXLS), CBIZ (CBZ), and U.S. Physical Therapy (USPH). Each of these companies has a different story, but essentially Hostess, ExlService, CBIZ, and U.S. Physical Therapy are all solid businesses, in our opinion, with limited cyclicality or exposure to inflation risks. This appears to have made them favorites in this seemingly risky environment. In the case of Ollie’s, investors seem to realize that the burden of higher shipping costs is likely to lessen going forward and the significant amount of excess goods available to discounters like Ollie’s could be a nice tailwind.

Our five largest detractors were Carriage Services (CSV), Colliers International Group (CIGI), Choice Hotels International (CHH), Trisura Group (TSU), and Pinnacle Financial Partners (PNFP). In each case, it appears that investors are concerned about a slowing economy and potentially lower earnings. This is despite each of these holdings reporting fine earnings so far in 2022 and giving no indications that they are expecting a material drop in profitability.

The issue with Carriage, which owns funeral homes and cemeteries, is less about the economy. Results have been excellent, but investors wonder how much is due to management’s execution and how much is the sad result of a higher death rate in 2020 and 2021. Time will tell, but either way we believe they should do well over the medium to long term.

We remain patient, long-term holders of quality businesses and are not concerned about any potential short-term declines in earnings — as long as we remain convinced that each company can be much larger and more profitable in the long term.

Portfolio Activity

We entered 2022 with what we considered to be a fine collection of quality businesses run by strong leaders. In each case, when we established these positions, we realized that if we want to be long-term holders, then it is inevitable we will face recessions, wars, inflation, and the like. We favor enterprises that are not overly impacted by these issues, usually have some ability to raise prices as needed, have considerable cash profits, and demonstrate an ability to reinvest at impressive rates of return. In short, we believe each Small Cap Fund holding should be able to power through and grow profits significantly over the long term.

FAM SMALL CAP FUND

As a result, generally we were well prepared and did not feel any pressure to make large, wholesale changes in the portfolio. However, we are always interested in improving our collection of businesses. As stock prices stumbled downward in recent months, we took advantage of several opportunities — both adding to existing positions as well as introducing three new ideas.

Purchases

The most straightforward opportunities were to purchase additional shares in the businesses we already own. In virtually every case, we have spent years getting to know these companies – this puts us in what we believe is a nice position to take advantage of opportunities. So far in 2022, we have added to our positions in Boston Omaha (BOMN), Carriage Services (CSV), Descartes Systems (DSGX), Frontdoor (FTDR), Home Bancshares (HOMB), Nomad Foods (NOMD), Ollie’s Bargain Outlet Holdings (OLLI), and SPS Commerce (SPSC).

Additionally, we took advantage of falling prices to establish new positions in Hagerty (HGTY), FirstService Corporation (FSV), and Floor & Decor (FND).

We built a position in Hagerty. Hagerty is the largest provider of auto insurance for collectible automobiles including antiques, exotic super cars, and muscle cars. Hagerty has several advantages over competitors including extensive valuation data, a highly specialized claims adjusting network, selling agreements with several major standard auto insurers, and a collection of related businesses (such as running major auto shows that improve the customer experience).

Hagerty makes most of their money from managing the insurance program for a commission and then shares in the insurance risk (and usually profits) with Markel Corp (MKL), a longtime holding in the FAM Value Fund. Markel is also a significant owner of Hagerty shares. Currently, Hagerty is spending considerable time and money setting up an integrated referral system with State Farm that should add materially to profitability as State Farm’s collector car policies move to Hagerty. Longer term, Hagerty should be able to keep pressing their advantages and grow market share.

After years of studying and waiting for the right opportunity, we finally purchased shares in FirstService as the stock price declined. FirstService has two divisions. FirstService Residential is the largest North American manager of condo and homeowners’ associations. They collect the rent, staff the offices, manage the grounds, and take care of a litany of back-office functions for a fee. Size gives them several advantages over their local competitors. The second division, FirstService Brands, houses a collection of businesses including two major restoration brands (e.g., repairs after a fire or flood) and home service brands like California Closets and CertaPro Painters.

FirstService is a fairly asset-light operation that generates considerable free cash flow, which historically management reinvests through acquisitions of smaller players to build up their brands. Colliers International Group, another holding in the portfolio, was incubated at FirstService before being spun off as a separate firm in 2015.

Long-term shareholders may remember that we purchased shares in Floor & Decor Holdings in 2019 and 2020, later selling them in 2021 for a nice gain. At that time, the price had advanced enough that we could no longer view it as a small business so it fell outside of our targeted universe. As stock prices fell in 2022, Floor & Decor returned to an attractive valuation, in our view, and a level we felt made it once again a “small-cap” company. We are big fans and pleased to be investors again.

The thesis for Floor & Decor has not changed, but they are further along in executing their plan. They simply have a better mousetrap, with much more selection and/or better prices than the small “mom-and-pop” retailers and large home improvement store chains. While inflation, higher interest rates, and potentially slowing demand could all impact near-term results (which is why the stock price declined), we believe the long- term potential remains outstanding. Floor & Decor should be able to keep opening new stores and grow market share for many years.

FAM SMALL CAP FUND

Sales

To fund these purchases, we had to sell and trim a few positions. In the case of each sale, we believe we sold “good” businesses to buy “great” businesses. Sales included U.S. Physical Therapy (USPH), Cambridge Bancorp (CATC), and Monro (MNRO). We trimmed shares in ExlService Holdings (EXLS), Penske Automotive Group (PAG), and OneSpaWorld Holdings (OSW).

Closing Thoughts

The first half of 2022 was marked by a great many issues of concern. Investors don’t like fear. At some point, investors may gain some clarity on some of these issues. Inflationary pressures might ease as the weight of higher interest rates lowers demand.

Entrepreneurs responding to higher prices by adding capacity in areas like container shipping, warehouses, and trucking, may help supply chains normalize. The war in Ukraine might end. Oil production might begin to accelerate, lowering prices.

When stress is high investors often forget that conditions can improve. We believe that eventually all these issues should begin to abate or at least we should be better able to handicap the magnitude of the impact on corporate profits. This is one of the reasons we remain long-term optimists.

Our plan from here is to keep following our quality/value investing process. We want to own shares in 25 to 30 companies that can post better-than-average stock performance over the medium to long term. To do this, we must keep studying our holdings, regularly confirming our thesis on each firm. We must make sure that they really are as impressive as we thought.

Simultaneously, we continue to learn about potential new investments. Occasionally, we must take advantage of mispriced securities by making purchases. Hopefully, by carefully studying a limited number of excellent enterprises, we can make the right portfolio decisions that lead to impressive long-term results.

10TH Anniversary

Our team was proud to celebrate the 10 -year anniversary of the FAM Small Cap Fund in early March. We will continue to strive to deliver strong long-term performance while mitigating risk. As always, we are grateful and honored that you trust us with your hard- earned capital. Thank you for investing with us.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2020 TO 12/31/2021

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
Ollie’s Bargain Outlet Holdings, Inc.	3.18%	0.90%
ExlService Holdings, Inc.	6.76%	0.32%
Paya Holdings, Inc.	2.16%	0.22%
Hostess Brands, Inc.	3.95%	0.19%
CBIZ, Inc.	6.02%	0.14%

This reflects the FAM Small Cap Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

FAM SMALL CAP FUND

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
Carriage Services, Inc.	3.84%	(1.72)%
Choice Hotels International, Inc.	4.47%	(1.40)%
Colliers International Group, Inc.	5.09%	(1.32)%
Dream Finders Homes, Inc. – Class A	2.52%	(1.25)%
Pinnacle Financial Partners, Inc.	5.01%	(1.20)%

Past performance does not indicate future results.

Andrew F. Boord	Kevin D. Gioia, CFA
Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com.Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings as of the most recent quarter most recent quarter.

FAM SMALL CAP FUND

TOP 10 HOLDINGS

AS OF 6/30/2022

% OF
FAM SMALL CAP FUND	NET ASSETS
ExlService Holdings, Inc.	7.07%
CBIZ, Inc.	6.57%
Colliers International Group, Inc.	4.82%
Pinnacle Financial Partners, Inc.	4.45%
Ollie’s Bargain Outlet Holdings, Inc.	4.42%
Hostess Brands, Inc.	4.30%
Choice Hotels International, Inc.	3.97%
Chemed Corporation	3.90%
Brookfield Infrastructure Corporation – Class A	3.68%
Carriage Services, Inc.	3.62%
TOTAL NET ASSETS	$273,000,964

The portfolios are actively managed and current holdings may be different.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2022

The performance data quoted represents past performance.

						Total Fund
	Since					Operating
	Inception	10 Year	5 Year	3 Year	1 Year	Expenses*
	10.47%	10.75%	7.30%	9.08%	(8.71%)	1.26%*
FAM SMALL CAP FUND INVESTOR CLASS (3/1/12)
INSTITUTIONAL CLASS (1/1/16)	10.55%	10.84%	7.41%	9.18%	(8.61%)	1.15%*
RUSSELL 2000 INDEX	8.88%	9.35%	5.17%	4.21%	(25.20%)	N/A

Important Disclosures:

Performance data quoted above is historical. Past performance is not indicative of future results, current performance may be higher or lower than the performance data quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested. All returns are net of expenses. To obtain performance data that is current to the most recent month-end for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about each Fund and should be read carefully before you invest or send money. To obtain a prospectus or summary prospectus for each fund as well as other information on the FAM Funds, please go to fenimoreasset.com or call (800) 932-3271.

Risk Disclosures: The principal risks of investing in the fund are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

FAM SMALL CAP FUND

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profit-able or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

*	FAM Small Cap Fund Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.27% for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.16% for the Institutional Class. When excluding Acquired Funds Fees and Expenses, which are not direct costs paid by the Fund’s shareholders and fee waivers, the total annual operating expense as reported in the FAM Small Cap Fund’s audited financial statements for the Investor Class is 1.26% and the Institutional Class is 1.15% as of December 31, 2021. The Advisor has contractually agreed, until May 1, 2023, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.42% and Institutional Shares at 1.20%.

Institutional Class shares became available for sale on January 1, 2016. For performance prior to that date, this table includes the actual performance of the Fund’s Investor Class (and uses the Fund’s Investor Class’ actual expenses), without adjustment. The performance results shown on this and the next page for the periods prior to January 1, 2016, the date of commencement of operations for Institutional Shares, are for the Investor Shares, which are subject to higher fees due to differences in the shareholder administrative services fees and certain other fees paid by each class. Institutional Shares and Investor Shares would have substantially similar performance results because the shares of each class are invested in the same portfolio securities of the Fund. Because of the difference in the level of fees paid by Investor Shares, the returns for the Investor Shares will be lower than the returns of the Institutional Shares.

FAM SMALL CAP FUND — Portfolio Data

June 30, 2022 (Unaudited)

COMPOSITION OF NET ASSETS
Banks	11.0%
IT Services	9.6%
Insurance	8.3%
Real Estate Management & Development	8.0%
Food Products	7.3%
Diversified Consumer Services	7.0%
Professional Services	6.6%
Software	5.2%
Specialty Retail	4.6%
Multi-Line Retail	4.4%
Hotels, Restaurants & Leisure	4.0%
Health Care Facilities & Services	3.9%
Gas Utilities	3.7%
Road & Rail	3.5%
Media	3.0%
Machinery	2.8%
Asset Management	2.7%
Money Market Funds	2.1%
Real Estate Owners & Developers	1.7%
Other	0.6%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders at fenimoreasset.com, or upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM SMALL CAP FUND — Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.3%
Asset Management — 2.7%
Paya Holdings, Inc. (a)	1,099,145	$7,221,383
Banks — 11.0%
Home BancShares, Inc.	412,135	8,560,044
Pinnacle Financial Partners, Inc.	168,000	12,148,080
SouthState Corporation	121,606	9,381,903
		30,090,027
Diversified Consumer Services — 7.0%
Carriage Services, Inc.	249,000	9,872,850
Frontdoor, Inc. (a)	313,205	7,541,976
OneSpaWorld Holdings Ltd. (a)	248,105	1,778,913
		19,193,739
Food Products — 7.3%
Hostess Brands, Inc. (a)	553,000	11,729,130
Nomad Foods Ltd. (a)	410,855	8,212,991
		19,942,121
Gas Utilities — 3.7%
Brookfield Infrastructure Corporation - Class A	236,415	10,047,638
Health Care Facilities & Services — 3.9%
Chemed Corporation	22,655	10,634,030
Hotels, Restaurants & Leisure — 4.0%
Choice Hotels International, Inc.	97,000	10,828,110
Insurance — 8.3%
Hagerty, Inc. - Class A (a)	624,446	7,174,884
Ryan Specialty Group Holdings, Inc. - Class A (a)	158,698	6,219,375
Trisura Group Ltd. (a)	358,480	9,234,445
		22,628,704
IT Services — 9.6%
Cass Information Systems, Inc.	206,145	6,967,701
ExlService Holdings, Inc. (a)	131,000	19,300,230
		26,267,931
Machinery — 2.8%
Franklin Electric Company, Inc.	104,500	7,655,670
Media — 3.0%
Boston Omaha Corporation - Class A (a)	401,300	8,286,845
Multi-Line Retail — 4.4%
Ollie’s Bargain Outlet Holdings, Inc. (a)	205,550	12,076,062
Professional Services — 6.6%
CBIZ, Inc. (a)	449,135	17,947,435

See Notes to Financial Statements

FAM SMALL CAP FUND — Schedule of Investments Continued

June 30, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.3% (Continued)
Real Estate Management & Development — 8.0%
Colliers International Group, Inc.	120,000	$13,165,200
FirstService Corporation	70,850	8,587,020
		21,752,220
Real Estate Owners & Developers — 1.7%
Dream Finders Homes, Inc. - Class A (a)	430,000	4,575,200
Road & Rail — 3.5%
Landstar System, Inc.	65,700	9,554,094
Software — 5.2%
Descartes Systems Group, Inc. (The) (a)	101,200	6,280,472
SPS Commerce, Inc. (a)	69,800	7,890,890
		14,171,362
Specialty Retail — 4.6%
Floor & Decor Holdings, Inc. - Class A (a)	80,558	5,071,932
Penske Automotive Group, Inc.	72,319	7,571,076
		12,643,008

Total Common Stocks (Cost $195,810,383)		$265,515,579

MONEY MARKET FUNDS — 2.1%

Invesco Short-Term Investments Trust - Institutional Class, 1.35% (b) (Cost $5,824,561)	5,824,561	$5,824,561

Total Investments at Value — 99.4% (Cost $201,634,944)		$271,340,140

Other Assets in Excess of Liabilities — 0.6%		1,660,824

Net Assets — 100.0%		$273,000,964

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of June 30, 2022.

See Notes to Financial Statements

FAM FUNDS — Statements of Assets and Liabilities	June 30, 2022 (Unaudited)

		Dividend
	Value	Focus	Small Cap
	Fund	Fund	Fund
Assets
Investments in securities, at cost	$576,498,571	$321,589,975	$201,634,944
Investments in securities, at value	$1,362,036,112	$511,717,577	$271,340,140
Receivable for Fund shares sold	81,468	33,395	43,659
Receivable for investment securities sold	—	332,751	1,766,663
Dividends receivable	882,244	444,921	145,239
Other assets	24,458	17,464	23,028
Total Assets	1,363,024,282	512,546,108	273,318,729
Liabilities
Payable for Fund shares redeemed	635,702	114,629	10,461
Accrued investment advisory fees	1,026,242	392,519	204,338
Accrued shareholder servicing and fund accounting fees	186,198	56,692	26,776
Accrued business management and administrative fees	158,986	93,522	43,033
Other accrued expenses and liabilities	66,124	39,787	33,157
Total Liabilities	2,073,252	697,149	317,765
Net Assets	$1,360,951,030	$511,848,959	$273,000,964

Net Assets Consist of:
Paid-in capital	$544,648,419	$317,570,598	$202,038,190
Accumulated earnings	816,302,611	194,278,361	70,962,774
Net Assets	$1,360,951,030	$511,848,959	$273,000,964

Net asset value and offering per share
Net assets - Investor Shares	$1,317,973,748	$511,848,959	$176,079,514
Net assets - Institutional Shares	$42,977,282	N/A	$96,921,450
Shares outstanding - Investor Shares	16,686,639	12,370,199	8,359,412
Shares outstanding - Institutional Shares	540,262	N/A	4,562,506
Net Asset Value, Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Shares	$78.98	$41.38	$21.06
Institutional Shares	$79.55	N/A	$21.24

See Notes to Financial Statements

FAM FUNDS — Statements of Operations	Six Months Ended June 30, 2022 (Unaudited)

		Dividend
	Value	Focus	Small Cap
	Fund	Fund	Fund
Investment Income
Dividends	$9,810,232	$3,577,154	$1,135,445
Foreign witholding taxes on dividends	(69,458)	—	(15,466)
Total Investment Income	9,740,774	3,577,154	1,119,979
Expenses
Investment advisory fees (Note 2)	6,836,856	2,597,678	1,327,293
Shareholder account servicing fees (Note 2)
Investor shares	662,118	171,595	63,167
Institutional shares	30	—	3,996
Fund accounting fees (Note 2)
Investor shares	514,887	201,882	66,558
Institutional shares	16,470	—	36,626
Shareholder administrative services fees (Note 2)
Investor shares	358,715	319,994	100,439
Institutional shares	13,005	—	24,699
Business management fees (Note 2)	228,884	86,957	44,449
Legal fees	94,677	31,346	14,969
Custodian and bank servicing fees	64,527	27,000	13,639
Shareholder reporting expenses	35,110	18,774	7,996
Postage and supplies	34,332	15,171	7,189
Registration and filing fees	32,288	27,622	32,661
Trustee’s fees and expenses	27,321	27,321	27,321
Compliance services fees (Note 2)	10,000	10,000	10,000
Audit and tax services fees	12,350	6,275	6,325
Other	5,583	8,666	8,929
Total Expenses	8,947,153	3,550,281	1,796,256
Fee reductions by Advisor (Note 2)	(39,744)	—	—
Net Expenses	8,907,409	3,550,281	1,796,256
Net Investment Income (Loss)	833,365	26,873	(676,277)
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments	29,931,705	4,130,462	1,933,855
Net change in unrealized appreciation (depreciation) on investments	(387,806,823)	(144,259,534)	(52,658,599)
Net Realized and Unrealized Losses	(357,875,118)	(140,129,072)	(50,724,744)
Net Decrease in Net Assets From Operations	$(357,041,753)	$(140,102,199)	$(51,401,021)

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Value Fund
	Six Months Ended	Year Ended
	June 30, 2022	December 31,
	(Unaudited)	2021
Change in Net Assets
From operations
Net investment income	$833,365	$360,990
Net realized gains on investments	29,931,705	82,514,852
Net change in unrealized appreciation (depreciation) on investments	(387,806,823)	277,880,003
Net increase (decrease) in net assets resulting from operations	(357,041,753)	360,755,845

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	—	(80,247,978)
Distributable earnings - Institutional Shares	—	(2,627,864)
Return of capital - Investor Shares	—	(69,466)
Return of capital - Institutional Shares	—	(19,800)
Total Distributions	—	(82,965,108)

Capital share transactions (Note 3):	(16,066,279)	28,392,172
Total increase (decrease) in net assets	(373,108,032)	306,182,909

Net Assets
Beginning of period	1,734,059,062	1,427,876,153
End of period	$1,360,951,030	$1,734,059,062

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Dividend Focus Fund
	Six Months Ended	Year Ended
	June 30, 2022	December 31,
	(Unaudited)	2021
Change in Net Assets
From operations
Net investment income	$26,873	$132,401
Net realized gains on investments	4,130,462	8,713,945
Net change in unrealized appreciation (depreciation) on investments	(144,259,534)	123,838,205
Net increase (decrease) in net assets resulting from operations	(140,102,199)	132,684,551

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	(138,756)	(8,714,167)

Capital share transactions (Note 3):	(12,135,230)	30,588,476
Total increase (decrease) in net assets	(152,376,185)	154,558,860

Net Assets
Beginning of period	664,225,144	509,666,284
End of period	$511,848,959	$664,225,144

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Small Cap Fund
	Six Months Ended	Year Ended
	June 30, 2022	December 31,
	(Unaudited)	2021
Change in Net Assets
From Operations:
Net investment loss	$(676,277)	$(1,469,896)
Net realized gains on investments	1,933,855	22,501,070
Net change in unrealized appreciation (depreciation) on investments	(52,658,599)	47,424,133
Net increase (decrease) in net assets resulting from operations	(51,401,021)	68,455,307

Distributions to shareholders from (Note 5):
Investor Shares	—	(13,162,403)
Institutional Shares	—	(6,537,160)
Total distributions	—	(19,699,563)

Capital share transactions (Note 3):	6,400,834	26,495,512
Total increase (decrease) in net assets	(45,000,187)	75,251,256

Net Assets
Beginning of period	318,001,151	242,749,895
End of period	$273,000,964	$318,001,151

See Notes to Financial Statements

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 1.  Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund (individually a “Fund”, and collectively, the “Funds”) are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is authorized to issue two classes of shares: Investor Shares and Institutional Shares. The Investor Shares and the Institutional Shares represent interests in the same portfolio of investments in each Fund, however, each class of shares is subject to different expenses and have different investment minimums. Each share class has exclusive voting rights with respect to matters that affect just that class of shares. As of the date of this report, Institutional Shares of the FAM Dividend Focus Fund are not currently offered.

The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Dividend Focus Fund is to provide current income and long-term capital appreciation from investing primarily in income-producing equity securities. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

Each Fund is an investment company and accordingly follows accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and followed by the Funds in the preparation of their financial statements.

a)	Valuation of Securities

Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day that the NYSE is open for business. Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Securities for which no sale was reported, over-the-counter securities, and securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).

These inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

FAM FUNDS — Notes to Financial Statements (Unaudited)

The following is a summary of each Fund’s investments and the inputs used to value the investments as of June 30, 2022:

FAM Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,324,475,003	$—	$—	$1,324,475,003
Money Market Funds	37,561,109	—	—	37,561,109

Total	$1,362,036,112	$—	$—	$1,362,036,112

FAM Dividend Focus Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$496,957,406	$—	$—	$496,957,406
Money Market Funds	14,760,171	—	—	14,760,171

Total	$511,717,577	$—	$—	$511,717,577

FAM Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$265,515,579	$—	$—	$265,515,579
Money Market Funds	5,824,561	—	—	5,824,561

Total	$271,340,140	$—	$—	$271,340,140

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended June 30, 2022.

Refer to each Fund’s Schedule of Investments to view securities segregated by industry type.

b)	Investment Transactions

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are determined on the basis of identified cost.

c)	Investment Income

Interest income, if any, is accrued as earned, and dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s tax rules and tax rates. Non-cash dividends are included in dividend income on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/ or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the composition of the distributions.

d)	Share Valuation

The NAV per share of each Class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that Class, less liabilities attributable to that Class, by the number of shares of that Class outstanding.

FAM FUNDS — Notes to Financial Statements (Unaudited)

e)	Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly by the FAM Dividend Focus Fund, if applicable. Dividends from net investment income, if any, are declared and paid on an annual basis by each of the FAM Value Fund and FAM Small Cap Fund. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each share class. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. Permanent book and tax basis differences, if any, are reclassified among the components of net assets. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f)	Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the six months ended June 30, 2022, management has evaluated the tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on its evaluation, management has determined that no liability for unrecognized tax expense is required. The current tax year and all open tax years (generally, three years) remain subject to examination by U.S. and New York taxing authorities. No examination of the Funds’ tax filings is presently in progress.

g)	Common Expenses

Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

h)	Allocation between Classes

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

i)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2.  Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Agreement

Under an Investment Advisory Agreement, each Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 0.90% of its average daily net assets. In addition, under a Business Management Agreement, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03% of its average daily net assets. During the six months ended June 30, 2022, the Adviser earned $6,836,856, $2,597,678 and $1,327,293 of fees under the Investment

FAM FUNDS — Notes to Financial Statements (Unaudited)

Advisory Agreement for FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund, respectively and earned $228,884, $86,957 and $44,449 of fees under the Business Management Agreement for FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund, respectively.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement (the “ELA”) entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2023, to reduce its fees and/or reimburse certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) to the extent necessary to maintain annual operating expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Dividend Focus Fund and 1.42% for FAM Small Cap Fund; and for the Institutional Shares: 0.99% for FAM Value Fund, 1.10% for FAM Dividend Focus Fund and 1.20% for FAM Small Cap Fund.

During the six months ended June 30, 2022, pursuant to the terms of the ELA, the Advisor reduced its fees for FAM Value Fund in the amount of $39,744. The FAM Dividend Focus Fund and the FAM Small Cap Fund did not have any advisory fee reductions during the six months ended June 30, 2022.

The Advisor may be reimbursed by the Funds for any fees waived pursuant to the ELA if such payment is made within three years of the fee waiver and does not cause the total annual Fund operating expenses after fee waiver (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) of the Funds to exceed the lesser of (i) the then-current expense limit and (ii) the expense limit in place at the time the waiver. As of June 30, 2022, the amounts of previously reduced fees that the Advisor may recoup from the FAM Value Fund are shown below, along with the expiration dates of such recoupments:

	2022	2023	2024	2025	Total
FAM Value Fund	$190,587	$104,548	$59,466	$39,744	$394,345

Shareholder Administration Services

The Funds have adopted Shareholder Administrative Services Plans (the “Plans”) for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor Shares, the Investor Shares of each Fund may pay shareholder administrative servicing fees of up to 0.25% per annum of the average daily net assets allocable to Investor Shares of each respective Fund; and pursuant to the Shareholder Administrative Services Plan for Institutional Shares, the Institutional Shares of each Fund may pay shareholder administrative servicing fees of up to 0.15% per annum of the average daily net assets allocable to Institutional Shares of each respective Fund.

For the six months ended June 30, 2022, shareholder administrative fees incurred pursuant to the Plans were as follows:

FAM Value Fund	$371,720
FAM Dividend Focus Fund	$319,994
FAM Small Cap Fund	$125,138

Shareholder Account Services

Pursuant to the terms of the Shareholder Account Services Agreement between the Funds and the Advisor, for the purpose of providing or procuring shareholder account services, with respect to the Investor Shares of the Funds, the Advisor receives a fee at the annual rate of 0.11% of the average daily net assets allocable to the Investor Shares of each Fund, and, pursuant to the terms of the Shareholder Account Services

FAM FUNDS — Notes to Financial Statements (Unaudited)

Agreement between the Funds and the Advisor with respect to the Institutional Shares of the Funds, the Advisor receives a fee at the annual rate of 0.03% of the average daily net assets allocable to the Institutional Shares of each Fund. For the six months ended June 30, 2022, shareholder account servicing fees incurred by the Funds to the Advisor were as follows:

FAM Value Fund	$662,148
FAM Dividend Focus Fund	$171,595
FAM Small Cap Fund	$67,163

Fund Accounting

The Advisor serves as the fund accounting agent and receives a fee at the annual rate of 0.07% on each Fund’s average daily net assets. For the six months ended June 30, 2022, the Funds’ fund accounting fees incurred to the Advisor amounted to:

FAM Value Fund	$531,357
FAM Dividend Focus Fund	$201,882
FAM Small Cap Fund	$103,184

Distribution Agreement

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services from the Funds.

Compliance

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Chief Compliance Officer to the Funds, as well as certain additional compliance support functions. The Funds pay Ultimus fees in accordance with the agreement for such services. During the six months ended June 30, 2022, the fee paid by each Fund for such services was $10,000.

Other

The Advisor has entered into a Master Services Agreement with Ultimus, pursuant to which Ultimus provides day-to-day operational services to each Fund including, but not limited to, accounting, administrative, co-transfer agency services and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Funds).

A Trustee and certain officers of the Trust are also officers or employees of the Advisor, FSI, or Ultimus, as applicable.

Note 3.  Shares of Beneficial Interest

At June 30, 2022, an unlimited number of shares of beneficial interest ($0.001 par value) of each Fund were authorized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Transactions for each Fund are as follows:

	Six Months Ended		Year Ended
	June 30, 2022		December 31, 2021
FAM Value Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	281,996	$25,021,347	539,596	$51,034,133
Shares issued on reinvestment of distributions	—	—	768,108	76,273,169
Shares redeemed	(476,823)	(42,142,381)	(1,072,173)	(100,917,967)

Investor Share Transactions	(194,827)	$(17,121,038)	235,531	$26,389,335

Institutional Shares
Shares sold	29,502	$2,617,023	102,352	$9,766,826
Shares issued on reinvestment of distributions	—	—	17,300	1,728,423
Shares redeemed	(17,587)	(1,562,264)	(98,348)	(9,492,412)

Investor Share Transactions	11,915	1,054,759	21,304	$2,002,837

Net increase (decrease) from capital transactions	(182,912)	$(16,066,279)	256,835	$28,392,172

	Six Months Ended		Year Ended
	June 30, 2022		December 31, 2021
FAM Dividend Focus Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	883,902	$41,671,338	2,184,195	$102,417,825
Shares issued on reinvestment of distributions	2,732	133,325	161,353	8,466,204
Shares redeemed	(1,173,475)	(53,939,893)	(1,723,129)	(80,295,553)

Net increase (decrease) from capital transactions	(286,841)	$(12,135,230)	622,419	$30,588,476

FAM FUNDS — Notes to Financial Statements (Unaudited)

	Six Months Ended		Year Ended
	June 30, 2022		December 31, 2021
FAM Small Cap Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	524,637	$12,094,087	968,886	$23,577,741
Shares issued on reinvestment of distributions	—	—	513,489	12,821,810
Shares redeemed	(718,005)	(16,212,664)	(884,413)	(21,600,392)
Investor Share Transactions	(193,368)	$(4,118,577)	597,962	$14,799,159
Institutional Shares
Shares sold	922,608	$21,799,848	464,205	$11,379,228
Shares issued on reinvestment of distributions	—	—	221,026	5,563,223
Shares redeemed	(508,132)	(11,280,437)	(210,496)	(5,246,098)
Investor Share Transactions	414,476	10,519,411	474,735	$11,696,353
Net increase from capital transactions	221,108	$6,400,834	1,072,697	$26,495,512

Note	4. Investment Transactions

During the six months ended June 30, 2022, purchases and sales of investment securities, other than short-term obligations, were:

	Purchases	Sales
FAM Value Fund	$120,119,478	$120,308,211
FAM Dividend Focus Fund	17,459,919	14,449,255
FAM Small Cap Fund	33,047,483	27,093,648

Note	5. Income Taxes and Distributions to Shareholders

The tax composition of dividends and distributions paid to shareholders during the periods ended June 30, 2022 and December 31, 2021 was:

			FAM Dividend
	FAM Value Fund		Focus Fund		FAM Small Cap Fund
	2022	2021	2022	2021	2022	2021
Distributions paid from:
Ordinary income	$—	$965,099	$138,756	$43,567	$—	$—
Long-term capital gains	—	81,910,743	—	8,670,600	—	19,699,593
Return of capital	—	89,266	—	—	—	—
Total Distributions	$—	$82,965,108	$138,756	$8,714,167	$—	$19,699,593

FAM FUNDS — Notes to Financial Statements (Unaudited)

The following information is computed on a tax basis for each item as of December 31, 2021:

		FAM Dividend	FAM Small
	FAM Value Fund	Focus Fund	Cap Fund
Tax cost of portfolio investments	$561,642,378	$329,668,472	$195,926,145
Gross unrealized appreciation	$1,180,779,088	$334,791,754	$131,819,941
Gross unrealized depreciation	(7,434,724)	(404,617)	(9,456,146)
Net unrealized appreciation	1,173,344,364	334,387,137	122,363,795
Undistributed ordinary income	—	132,179	—
Accumulated earnings	$1,173,344,364	$334,519,316	$122,363,795

The federal tax cost, unrealized appreciation (depreciation) as of June 30, 2022 is as follows:

		FAM Dividend	FAM Small
	FAM Value Fund	Focus Fund	Cap Fund
Tax cost of portfolio investments	$576,498,571	$321,589,975	$201,634,944
Gross unrealized appreciation	$818,160,176	$195,408,060	$85,553,057
Gross unrealized depreciation	(32,622,635)	(5,280,458)	(15,847,861)
Net unrealized appreciation	$785,537,541	$190,127,602	$69,705,196

Note 6.  Line of Credit

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund each have a line of credit up to 33 1/3% of its net assets, with a maximum of $155,000,000, $60,000,000, and $30,000,000, respectively.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until November 22, 2022, when any advances are to be repaid. During the six months ended June 30, 2022, no amounts were drawn from the available lines.

Note 7.  Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 8.  Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9.  Financial Highlights

FAM Value Fund

(Investor Shares)

	Six Months
	Ended
Per share information	June 30,
(For a share outstanding	2022		Years Ended December 31,
throughout each period)	(Unaudited)		2021		2020	2019	2018	2017
Net asset value, beginning of period	$99.58		$83.23		$80.83	$66.24	$73.52	$66.00
Income (loss) from investment operations:
Net investment income (loss)(a)	0.05		0.02		(0.06)	(0.02)	0.07	(0.06)
Net realized and unrealized gains (losses) on investments	(20.65)		21.30		5.53	20.11	(4.64)	11.30
Total from investment operations	(20.60)		21.32		5.47	20.09	(4.57)	11.24
Less distributions from:
Net investment income	—		(0.02)		—	—	(0.07)	—
Net realized gains on investments	—		(4.95)		(3.07)	(5.50)	(2.64)	(3.72)
Return of capital	—		(0.00	) (b)	—	—	—	—
Total distributions	—		(4.97)		(3.07)	(5.50)	(2.71)	(3.72)
Change in net asset value for the period	(20.60)		16.35		2.40	14.59	(7.28)	7.52
Net asset value, end of period	$78.98		$99.58		$83.23	$80.83	$66.24	$73.52
Total return(c)	(20.69	%) (d)	25.63%		6.82%	30.32%	(6.18%)	17.00%

Ratios/supplementary data
Net assets, end of period (000,000)	$1,318		$1,681		$1,385	$1,377	$1,106	$1,236
Ratios to average net assets of:
Expenses, total	1.18	% (e)	1.18%		1.19%	1.19%	1.19%	1.19%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.18	% (e)	1.18%		1.18%	1.18%	1.18%	1.18%
Net investment income (loss)	0.10	% (e)	0.02%		(0.08%)	(0.03%)	0.09%	(0.09%)
Portfolio turnover rate	8	% (d)	6%		14%	7%	12%	10%

(a)	Based on average shares outstanding.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(d)	Not Annualized.

(e)	Annualized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9.  Financial Highlights

FAM Value Fund

(Institutional Shares)

	Six Months
	Ended
Per share information	June 30,
(For a share outstanding	2022		Periods Ended December 31,
throughout each period)	(Unaudited)		2021	2020	2019	2018	2017(a)
Net asset value, beginning of period	$100.20		$83.71	$81.12	$66.34	$73.64	$66.85
Income (loss) from investment operations:
Net investment income(b)	0.13		0.20	0.09	0.13	0.21	0.08
Net realized and unrealized gains (losses) on investments	(20.78)		21.44	5.57	20.15	(4.65)	10.43
Total from investment operations	(20.65)		21.64	5.66	20.28	(4.44)	10.51
Less distributions from:
Net investment income	—		(0.16)	—	—	(0.22)	—
Net realized gains on investments	—		(4.95)	(3.07)	(5.50)	(2.64)	(3.72)
Return of capital	—		(0.04)	—	—	—	—
Total distributions	—		(5.15)	(3.07)	(5.50)	(2.86)	(3.72)
Change in net asset value for the period	(20.65)		16.49	2.59	14.78	(7.30)	6.79
Net asset value, end of period	$79.55		$100.20	$83.71	$81.12	$66.34	$73.64
Total return(c)	(20.61	%) (d)	25.86%	7.03%	30.57%	(6.00%)	15.69	% (d)

Ratios/supplementary data
Net assets, end of period (000)	$42,977		$52,941	$42,444	$32,922	$25,933	$23,693
Ratios to average net assets of:
Expenses, total	1.13	% (e)	1.11%	1.11%	1.11%	1.10%	1.17	% (e)
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	0.99	% (e)	0.99%	0.99%	0.99%	0.99%	0.99	% (e)
Net investment income	0.30	% (e)	0.21%	0.12%	0.16%	0.25%	0.11	% (e)
Portfolio turnover rate	8	% (d)	6%	14%	7%	12%	10	% (f)

(a)	Value Fund Institutional Shares inception was on January 3, 2017.

(b)	Based on average shares outstanding.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(d)	Not annualized.

(e)	Annualized.

(f)	Represents the year ended December 31, 2017.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9.  Financial Highlights

FAM Dividend Focus Fund

(Investor Shares)

	Six Months
	Ended
Per share information	June 30,
(For a share outstanding	2022		Years Ended December 31,
throughout each period)	(Unaudited)		2021	2020	2019	2018	2017
Net asset value, beginning of period	$52.48		$42.35	$38.26	$29.73	$30.11	$26.93
Income (loss) from investment operations:
Net investment income(a)	0.00	(b)	0.01	0.11	0.22	0.22	0.24
Net realized and unrealized gains (losses) on investments	(11.09)		10.82	4.90	9.45	(0.20)	3.15
Total from investment operations	(11.09)		10.83	5.01	9.67	0.02	3.39
Less distributions from:
Net investment income	(0.01)		—	(0.11)	(0.21)	(0.25)	(0.21)
Net realized gains on investments	—		(0.70)	(0.80)	(0.93)	(0.15)	—
Return of capital	—		—	(0.01)	—	—	—
Total distributions	(0.01)		(0.70)	(0.92)	(1.14)	(0.40)	(0.21)
Change in net asset value for the period	(11.10)		10.13	4.09	8.53	(0.38)	3.18
Net asset value, end of period	$41.38		$52.48	$42.35	$38.26	$29.73	$30.11
Total return(c)	(21.13	%) (d)	25.57%	13.20%	32.56%	0.06%	12.64%

Ratios/supplementary data
Net assets, end of period (000)	$511,849		$664,225	$509,666	$454,617	$240,545	$224,476
Ratios to average net assets of:
Expenses, total	1.23	% (e)	1.22%	1.24%	1.24%	1.23%	1.25%
Net investment income	0.01	% (e)	0.02%	0.31%	0.61%	0.70%	0.84%
Portfolio turnover rate	3	% (d)	4%	25%	10%	18%	12%

(a)	Based on average shares outstanding.

(b)	Rounds to less than 0.01.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9.  Financial Highlights

FAM Small Cap Fund

(Investor Shares)

	Six Months
	Ended
Per share information	June 30,
(For a share outstanding	2022		Years Ended December 31,
throughout each period)	(Unaudited)		2021	2020	2019	2018	2017
Net asset value, beginning of period	$24.97		$20.83	$18.92	$14.98	$18.21	$17.79
Income (loss) from investment operations:
Net investment loss(a)	(0.06)		(0.13)	(0.09)	(0.09)	(0.06)	(0.05)
Net realized and unrealized gains (losses) on investments	(3.85)		5.90	2.00	4.12	(1.67)	0.86
Total from investment operations	(3.91)		5.77	1.91	4.03	(1.73)	0.81
Less distributions from:
Net realized gains on investments	—		(1.63)	—	(0.09)	(1.50)	(0.39)
Change in net asset value for the period	(3.91)		4.14	1.91	3.94	(3.23)	0.42
Net asset value, end of period	$21.06		$24.97	$20.83	$18.92	$14.98	$18.21
Total return(b)	(15.66	%) (c)	27.72%	10.10%	26.89%	(9.37%)	4.55%

Ratios/supplementary data
Net assets, end of period (000)	$176,080		$213,588	$165,727	$139,788	$111,156	$120,303
Ratios to average net assets of:
Expenses, total	1.26	% (d)	1.26%	1.28%	1.28%	1.27%	1.30%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.26	% (d)	1.26%	1.28%	1.28%	1.28%	1.33%
Net investment loss	(0.49	%) (d)	(0.54%)	(0.55%)	(0.54%)	(0.33%)	(0.30%)
Portfolio turnover rate	9	% (c)	23%	16%	15%	31%	19%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(c)	Not annualized.

(d)	Annualized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9.  Financial Highlights

FAM Small Cap Fund

(Institutional Shares)

	Six Months
	Ended
Per share information	June 30,
(For a share outstanding	2022		Years Ended December 31,
throughout each period)	(Unaudited)		2021	2020	2019	2018	2017
Net asset value, beginning of period	$25.17		$20.97	$19.02	$15.04	$18.26	$17.82
Income (loss) from investment operations:
Net investment loss(a)	(0.04)		(0.11)	(0.08)	(0.08)	(0.04)	(0.03)
Net realized and unrealized gains (losses) on investments	(3.89)		5.94	2.03	4.15	(1.68)	0.86
Total from investment operations	(3.93)		5.83	1.95	4.07	(1.72)	0.83
Less distributions from:
Net investment income	—		—	—	—	—	(0.00	) (b)
Net realized gains on investments	—		(1.63)	—	(0.09)	(1.50)	(0.39)
Total distributions	—		(1.63)	—	(0.09)	(1.50)	(0.39)
Change in net asset value for the period	(3.93)		4.20	1.95	3.98	(3.22)	0.44
Net asset value, end of period	$21.24		$25.17	$20.97	$19.02	$15.04	$18.26
Total return(c)	(15.61	%) (d)	27.82%	10.25%	27.05%	(9.29%)	4.66%

Ratios/supplementary data
Net assets, end of period (000)	$96,921		$104,413	$77,023	$61,170	$36,664	$42,989
Ratios to average net assets of:
Expenses, total	1.15	% (e)	1.15%	1.18%	1.19%	1.16%	1.22%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.15	% (e)	1.15%	1.18%	1.19%	1.17%	1.20%
Net investment loss	(0.40	%) (e)	(0.43%)	(0.44%)	(0.45%)	(0.22%)	(0.16%)
Portfolio turnover rate	9	% (d)	23%	16%	15%	31%	19%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(d)	Not annualized.

(e)	Annualized.

FAM FUNDS — Expense Data (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (January 1, 2022) and held until the end of the period (June 30, 2022).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual Expenses

The first line for each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical example of the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

FAM FUNDS — Expense Data (Unaudited) Continued

	Beginning	Ending
	Account	Account	Net	Expenses
	Value	Value	Expense	Paid During
	01/01/2022	06/30/2022	Ratio	Period
FAM Value Fund – Investor Shares:
Actual Return	$1,000.00	$793.10	1.18%	$5.25
Hypothetical 5% Return	$1,000.00	$1,018.94	1.18%	$5.91

FAM Value Fund – Institutional Shares:
Actual Return	$1,000.00	$793.90	0.99%	$4.40
Hypothetical 5% Return	$1,000.00	$1,019.89	0.99%	$4.96

FAM Dividend Focus Fund – Investor Shares:
Actual Return	$1,000.00	$788.70	1.23%	$5.46
Hypothetical 5% Return	$1,000.00	$1,018.70	1.23%	$6.16

FAM Small Cap Fund – Investor Shares:
Actual Return	$1,000.00	$843.40	1.26%	$5.76
Hypothetical 5% Return	$1,000.00	$1,018.55	1.26%	$6.31

FAM Small Cap Fund – Institutional Shares:
Actual Return	$1,000.00	$843.90	1.15%	$5.26
Hypothetical 5% Return	$1,000.00	$1,019.09	1.15%	$5.76

*	Expense are calculated using each Fund’s annualized net expense ratios, which represent net expenses as a percentage of average daily net assets for the one-half year period ended June 30, 2022. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (181); and then dividing that result by the number of days in the current fiscal year (365).

FAM FUNDS — Supplemental Information (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Policies and Procedures.

Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.

Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://famfunds.com (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Rev. 12/2021

FACTS	WHAT DOES FAM FUNDS (FENIMORE ASSET MANAGEMENT TRUST) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account balances
● Transaction history and investment experience
● Retirement assets and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FAM FUNDS (Fenimore Asset Management Trust) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fenimore Asset Management Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

● Call (800) 932-3271
● Visit us online: www.famfunds.com
To limit our sharing	● Mail the form on page 2
Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described above in this notice.
However, you can contact us at any time to limit our sharing.

Questions?	Call (800) 932-3271 or go to www.famfunds.com

Mail-in form
Leave Blank OR	Mark any/all you want to limit:
If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below	● Do not allow your affiliates to use my personal information to market to me
● Apply my choices only to me

Name	Mail to:
Address	FAM FUNDS
City/ST/Zip	PO Box 399
Account #	Cobleskill, NY 12043

What We Do
How does FAM FUNDS (Fenimore Asset Management Trust) protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does FAM FUNDS (Fenimore Asset Management Trust) collect my personal information?	We collect your personal information, for example, when you:
● open an account
● direct us to buy securities
● direct us to sell your securities
● make deposits or withdrawals from your account
● tell us about your investment or retirement portfolio
Federal law gives you the right to limit only:
● sharing for affiliates’ everyday business purposes - information about your creditworthiness
Why can’t I limit all sharing?	● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
● FAM FUNDS (Fenimore Asset Management Trust) shares with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● FAM FUNDS (Fenimore Asset Management Trust) does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
● FAM FUNDS (Fenimore Asset Management Trust) does not market jointly.

Notice to European Union Investors:

Please be advised that our privacy policy is designed to comply solely with applicable U.S. law. It is the general policy of FAM FUNDS (Fenimore Asset Management Trust) to not offer or sell their shares to individuals resident in any member state of the European Union (the “EU”). Accordingly, the Funds do not offer goods or services to EU residents or monitor the behavior of EU residents, and are therefore not subject to the personal data protection requirements of the EU’s General Data Protection Regulation (“GDPR”) provisions that are otherwise applicable to certain activities with respect to the personal data of investors resident in the EU.

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Investment Advisor

Fenimore Asset Management, Inc.

Cobleskill, NY

Custodian

U.S. Bank, N.A.

Cincinnati, OH

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, PA

Trustees

Donald J. Boteler

Denise V. Gonick

Paul A. Keller, CPA, Independent Chairman

Fred “Chico” Lager

Kevin J. McCoy, CPA

Thomas O. Putnam

Kenneth R. Stoll

Legal Counsel

Dechert LLP

Washington, DC

Shareholder Servicing Agent

Fenimore Asset Management, Inc.

Cobleskill, NY

Co-Transfer Agent

Ultimus Fund Solutions, LLC

Cincinnati, OH

Distributor

Fenimore Securities, Inc.

Cobleskill, NY

384 North Grand Street

PO Box 399

Cobleskill, New York

12043-0399

(800) 932-3271

www.famfunds.com

(b)	Not applicable

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Fenimore Asset Management Trust

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	August 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	August 29, 2022

By (Signature and Title)*		/s/ Michael F. Balboa
Michael F. Balboa, Treasurer

Date	August 29, 2022

* Print the name and title of each signing officer under his or her signature.